Exhibit 10.1

Bulk Material Supply Agreement

PARTIES

ViroPharma Incorporated, a Delaware corporation, with offices at 397 Eagleview Boulevard, Exton, PA 19341 (“ViroPharma”); and

Alpharma Inc., a Delaware corporation with offices at One Executive Drive, Fort Lee, NJ 07024 (“Alpharma”).

Effective Date: April 5, 2006.

Expiration Date (Subject to termination provisions): 31 December, 2010, with the Agreement renewing automatically thereafter through 31 December, 2011, unless ViroPharma provides Alpharma with a written notice of termination by [***].

BACKGROUND

ViroPharma is a corporation that develops and sells pharmaceutical products.

Alpharma is experienced in manufacturing certain active pharmaceutical ingredients.

ViroPharma and Alpharma wish to enter into an Agreement to establish terms and conditions to govern purchases of Product by ViroPharma.

Therefore, ViroPharma and Alpharma agree as follows:

ALPHARMA’S RIGHTS AND OBLIGATIONS

1. ALPHARMA’S GENERAL RIGHTS AND OBLIGATIONS

Alpharma will supply to ViroPharma certain of ViroPharma’s requirements for Product as described in the attached Exhibit: Definitions and in accordance with this Agreement, including the Product Specifications (attached as Exhibit: Product Specifications).

2. MANUFACTURE AND SUPPLY OF PRODUCT

(a)    Alpharma will manufacture Product at Alpharma’s United States Food and Drug Administration (“FDA”) approved facility in [***] in accordance with cGMP, the Product Specifications and the Quality Agreement (attached as Exhibit: Quality Agreement) and Applicable Law. ViroPharma shall be fully responsible for the safety and efficacy, and compliance with all Applicable Laws, in connection with the use (and the manner and method of use) of the Products in final pharmaceutical products into which the Products are introduced by ViroPharma, except to the extent that any safety or efficacy problem is related to Alpharma’s manufacture of the Product.

(b)    Alpharma will notify ViroPharma of any changes, including but not limited to any change in the manufacturing process or Product specifications or control methods which are likely to alter the identity, purity, quality, potency or stability of the Product and which require a regulatory filing with the FDA. Alpharma will notify ViroPharma not less than

___________

[***]    Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

sixty (60) days prior to implementation of any such change so that ViroPharma will have reasonable time to allow ViroPharma to update applicable regulatory filings and evaluate the effect on its finished product prior to receiving Product which incorporates the change. However, Alpharma will not notify ViroPharma of any Annual Reportable Changes before implementation. In the event that ViroPharma does not agree to accept Products with changes proposed by Alpharma pursuant to this subsection (b), ViroPharma shall promptly notify Alpharma in writing of that decision. The parties shall then attempt in good faith to resolve ViroPharma’s objections over a thirty (30) day period, failing which resolution ViroPharma shall have the right to terminate this Agreement on [***] months written notice.

3. ALPHARMA’S INVOICES

(a)	Timing. Alpharma will submit invoices for Product upon shipment.

(b)	Invoices. Invoices must state the product name, lot number(s), quantities, and date of shipment for each delivery.

(c)	Currency. Invoices will be in United States dollars and payment will be in United States dollars. If the invoice’s United States dollar amounts are derived from currency other than United States dollars, Alpharma must state the amount of that currency and use the appropriate exchange rate, as published in the Wall Street Journal, to convert that currency to United States dollars.

4. ALLOCATION OF SUPPLY

In addition to whatever remedies are available to ViroPharma at law, in equity or under this Agreement, if for any reason Alpharma’s supply of Product at any time, including during a Force Majeure condition, is insufficient to meet its obligation to ViroPharma under this Agreement and to other customers under other agreements, purchase orders or arrangements, to the extent such action will not constitute a breach of a contract between Alpharma and any third party, Alpharma will allocate the available Products to ViroPharma and its other customers [***].

5. DEBARMENT

Alpharma warrants and represents that none of the debarred individuals listed on the FDA website at the time of the Agreement are currently employees of Alpharma.

6. RECALLS

(a)	In the event ViroPharma should be required or should voluntarily decide to initiate a recall, withdrawal, or field correction of any ViroPharma pharmaceutical containing the Product, Alpharma shall reasonably cooperate with ViroPharma concerning the necessity and nature of such action if it is associated with the Product.

(b)	In the event that Alpharma independently believes that a recall, withdrawal, or field correction of the ViroPharma pharmaceutical containing the Product may be necessary or appropriate due to reasons associated with the Product, Alpharma shall notify ViroPharma and the parties shall fully cooperate with each other concerning the necessity and nature of such action.

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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(c)	In the event that any ViroPharma pharmaceutical containing the Product is recalled as a result of (1) the Product supplied by Alpharma not conforming to the warranties set forth in this Agreement, or (2) the negligent or intentionally wrongful act of Alpharma or its representatives, then Alpharma shall bear all of the out-of-pocket costs and expenses directly related to such recall including, without limitation, expenses related to communications and meetings with all required regulatory agencies, expenses of replacement stock, the cost of notifying customers and costs associated with shipment of recalled ViroPharma pharmaceuticals containing the Product from customers and shipment of an equal amount of replacement pharmaceuticals to those customers. In the event that any ViroPharma pharmaceutical containing the Product is recalled for any other reason, then ViroPharma shall bear all of the costs and expenses of such recall, including without limitation expenses related to communications and meetings with all required regulatory agencies, expenses of replacement stock, the cost of notifying customers and costs associated with shipment of recalled ViroPharma pharmaceuticals from customers and shipment of an equal amount of replacement ViroPharma pharmaceuticals to those customers. In the event that the reason for any recall of ViroPharma pharmaceutical containing the Product hereunder is in part the responsibility of Alpharma and in part the responsibility of ViroPharma, then the expenses shall be allocated [***]. In the event either party decides to proceed with a voluntary recall under subsections (a) or (b) above and the other party disagrees with the propriety of such voluntary recall, the cost sharing provisions of this subsection (c) shall only apply if a court of competent jurisdiction holds that such recall was reasonable and proper.

7. ALPHARMA’S OBLIGATIONS AT END OF TERM

(a)	Upon expiration, notice of termination or notice of cancellation of this Agreement, both parties will reasonably cooperate with each other to wind down and close this Agreement smoothly. Each party as the Receiving Party (as that term is defined in Section 20) will also, at its sole expense and unless required otherwise by Applicable Law: (i) promptly effect the removal of Confidential Information (as such term is defined in Section 20) from its systems and files and those of its Subcontractors (ii) deliver to the other party any of its property in the Receiving Party’s possession or control, and (iii) promptly deliver to the other party any Records of Confidential Information in its possession or control.

(b)	As an alternative to delivery of property or Records of Confidential Information, and if permitted by Applicable Law, each party may direct the Receiving Party to destroy them or deliver them to another destination of the other party’s choosing. The exercise of this right must be in writing.

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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8. ALPHARMA’S RIGHT TO CEASE MANUFACTURING

If Alpharma shall decide to transfer manufacture of the Product to a third party or to discontinue manufacturing the Product, Alpharma or its successor manufacturer may terminate this Agreement upon [***] months notice.

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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VIROPHARMA’S RIGHTS AND OBLIGATIONS

9. VIROPHARMA’S GENERAL RIGHTS AND OBLIGATIONS

(a)	Requirements. ViroPharma will purchase each calendar year no less than [***] of its requirements for Product for the calendar year from Alpharma except for requirements for markets where Product manufactured by Alpharma has not been approved by the local marketing authority; provided that if Alpharma is unable to meet the purchase orders of ViroPharma with respect to quantity ordered and time for delivery (assuming that such purchase orders meet the terms of this Agreement), then ViroPharma may obtain [***] from a third person, and such amount of Product shall be counted toward ViroPharma’s purchase requirements under this Section 9(a) as specified in Clause 13 and 26. Product contained as API in finished product which is purchased by ViroPharma from Eli Lilly under the existing contract manufacturing agreement (as such agreement may be amended from time to time) shall not be included in the calculation of the ViroPharma’s requirement of Product according to this Clause 9(a).

(b)	Amount of Payment. ViroPharma will pay Alpharma the amounts described by and in accordance with this Agreement.

(c)	Payment terms. Payment will be due [***] days after ViroPharma’s Accounts Payable Department receives an invoice that complies with the requirements in Section 3 of this Agreement, except that ViroPharma may withhold payment of any amount that it may reasonably dispute in good faith until such dispute is resolved. Notwithstanding the foregoing provision, in the event of an assignment of this Agreement by ViroPharma, payment shall be made to Alpharma by the assignee in advance of any shipment of Products until the assignee is able to establish its creditworthiness to Alpharma’s reasonable satisfaction.

10. CHANGES TO PRODUCT SPECIFICATIONS

ViroPharma, at its option from time to time, may request a change in the Product Specifications by notifying Alpharma in writing. The parties will work together in good faith to determine whether to implement the proposed change. As soon as possible, but in any event within [***] after the change request is received by Alpharma, Alpharma will notify ViroPharma of any adjustments in compensation or delivery timing necessary to accommodate the changed Product Specifications. The revised Product Specifications will become applicable as of the date mutually agreed to by ViroPharma and Alpharma, and all references thereafter to the “Product Specifications” will refer to the Product Specifications as modified. The new Product Specifications will be attached hereto. Notwithstanding the above provisions, should Alpharma and ViroPharma fail to reach agreement on the implementation of any change in the Product Specifications, Alpharma’s obligation to supply

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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Products pursuant to the then presently effective Product Specifications shall remain unchanged and ViroPharma shall have the right to terminate this Agreement upon [***] months written notice.

11. INTENTIONALLY DELETED

12. VIROPHARMA’S OBLIGATIONS AT END OF TERM

In the event of any termination or cancellation of this Agreement before it expires, ViroPharma will be obligated to compensate Alpharma only for work correctly performed prior to the termination or cancellation including, without limitation, the purchase and payment for any Products then subject to a Purchase Order, as defined below in paragraph 14.

COMMERCIAL SUPPLY

13. FORECASTING

Concurrently with the execution of this Agreement, and upon the first day of each calendar year quarter thereafter during the term of this Agreement, ViroPharma shall provide Alpharma with a rolling [***] quarter forecast for its purchases of the Product (the “Forecast”). Each Forecast shall represent ViroPharma’s best estimate at such time of its Product requirements from Alpharma for such [***] period; provided, however, that the Forecasts (i) are for the convenience of Alpharma only, (ii) shall not constitute firm purchase or shipping orders, and (iii) shall not be binding upon, or create any obligation or liability with respect to, ViroPharma. Within [***] days of ViroPharma’s submittal of each Forecast, Alpharma will either confirm its acceptance of the Forecast or submit a revised forecast, indicating delivery dates acceptable to Alpharma. The parties agree that the purpose of this process is to accommodate both ViroPharma’s Product requirements and Alpharma’s manufacturing processes and business planning, and that they will discuss in good faith and reach agreement upon, a revised forecast. Such revised forecast, or a Forecast accepted by Alpharma without revision, will be referred to herein as the “Accepted Forecast”. Once a Forecast is accepted for a given calendar quarter, ViroPharma may alter its forecasted Product requirements for any calendar quarter (except the [***] quarter for which a binding Purchase Order is required pursuant to Section 14) in a succeeding Forecast and Alpharma may accept such new Forecast or respond with a proposed revised forecast, which will be discussed and agreed to between the parties using the process described above (which shall thereupon become the new “Accepted Forecast”).

In the event that the parties are unable to agree on a revised forecast, and Alpharma in good faith indicates that it cannot meet the relevant Forecast proposed by ViroPharma, the parties agree to refer the matter to their respective senior managements. If Alpharma is unable to supply ViroPharma’s requirements for Product for any calendar quarter as set forth in a Forecast, then notwithstanding the requirements of Section 9(a) above, (a) ViroPharma shall be permitted to purchase from a third party an amount of Product equal to [***] as reflected in such Forecast less the amount of Product that Alpharma indicates [***], and (b) such amount of Product shall be counted toward ViroPharma’s purchase requirements under this Section 9(a).

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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14. ORDERS

During the term of this Agreement, not less than [***] days prior to the first day of each calendar year quarter, ViroPharma will provide Alpharma with a binding purchase order (which, upon confirmation by Alpharma in accordance with this Section, cannot be cancelled or changed without the written consent of Alpharma, except as permitted by Section 26(c) (Late or Non-Delivery) setting forth the quantities of Product ordered for each month of that [***], the delivery dates for such quantities, shipping instructions, and the locations to which such quantities shall be delivered (the “Purchase Order”). The quantities indicated in a Purchase Order will be for no less than [***] on a minimum-take-or-pay basis (the “Minimum Order”), and no more than [***] (the “Maximum Order”), of the Accepted Forecast for that calendar quarter. Alpharma will use [***], consistent with its commitments to other customers, to supply Product in excess of the Maximum Order, but shall not be obligated to do so. Any terms and conditions contained in a Purchase Order which conflict with the terms and conditions of this Agreement shall have no force or effect.

Within [***] days after receipt of each Purchase Order, Alpharma shall confirm acceptance of the order and shall confirm the delivery dates during such quarter, such delivery date not to exceed [***] days after the date that Alpharma confirms acceptance of the order. Alpharma shall promptly notify ViroPharma of any delay in delivery dates and plant shutdown schedules.

15. SHIPPING

Shipping instructions and terms shall be as set forth on EXHIBIT: Shipping.

16. RECORDS

During the term of this Agreement and for three (3) years after its expiration or termination, Alpharma will maintain production batch records and batch release documentation for the Product and ViroPharma will maintain such records and documentation for the products manufactured by ViroPharma that include the Product.

17. PRICING

(a)	The purchase price for the Product for 2005 will be US [***] per KgA (the “Purchase Price”). The Purchase Price will remain fixed through [***]. On an annual basis by [***] of each year, ViroPharma and Alpharma agree to negotiate in good faith any increase or decrease in the Purchase Price for the following calendar year considering such factors as current [***]. In the event the parties are unable to agree on changes to the Purchase Prices on or before the start of the next calendar year, the Purchase Prices then in effect will be increased or decreased by a percentage equal to the then latest year over year increase in the US Pharmaceutical Products index, as reported by the Department of Commerce (or any replacement index) and either party shall have the right to terminate this Agreement upon [***] months written notice

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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(b)	The Purchase Price will be Alpharma’s total compensation for full performance of all its obligations under this Agreement, including (but not limited to) all labor, materials, expenses, overhead, taxes and profit as well as shipping, customs, duties until the agreed place of delivery, as described in Section 25.

18. CONTACTS

VIROPHARMA CONTACTS

	Person primarily responsible for accepting Product (may be changed anytime by ViroPharma).	Person primarily responsible for this contractual relationship (may be changed anytime by ViroPharma).
Name	[***]	[***]

Position	Quality Manager	Vice President - Business Development and Project Management

Mailing Address	397 Eagleview Boulevard Exton, PA 19341	397 Eagleview Boulevard Exton, PA 19341

Telephone	[***]	[***]

Facsimile	[***]	[***]

E-mail	[***]	[***]

ALPHARMA CONTACTS

	Person primarily responsible for furnishing Product (may be changed anytime by Alpharma).	Person primarily responsible for this contractual relationship (may be changed anytime by Alpharma).
Name	[***]	[***]

Position	Director, Global Technical Support, API	Director of US Sales

Mailing Address	Alpharma ApS Dalslandsgade 11 P.O. Box 1736 2300 Copenhagen S, Denmark	Alpharma Inc. One Executive Drive Fort Lee, NJ 07024 USA

Telephone	[***]	[***]

Facsimile	[***]	[***]

E-mail	[***]	[***]

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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INFORMATION AND PROPERTY RIGHTS AND OBLIGATIONS

19. INTELLECTUAL PROPERTY RIGHTS

(a)	Alpharma reserves all rights (other than the license granted by this Section 19) to Alpharma’s Intellectual Capital, if any, that is incorporated into the Product. Alpharma grants to ViroPharma, its Affiliates, and their respective successors and permitted assigns a non-exclusive, world-wide, royalty-free license to such Alpharma’s Intellectual Capital sufficient to allow full lawful use of the Products for the manufacture of ViroPharma’s finished product.

(b)	Product supplied by Alpharma under the Agreement will be used by ViroPharma only for the purpose of manufacturing ViroPharma’s finished products, which finished products will be distributed and sold to third parties, either by ViroPharma itself, its Affiliates or by third party contract manufacturers and distributors manufacturing and distributing ViroPharma’s finished products on behalf of ViroPharma.

20. CONFIDENTIALITY

(a)	Because of this Agreement, Alpharma may have access to ViroPharma’s Confidential Information, and ViroPharma may have access to Alpharma’s Confidential Information (for the purposes of this Section 20, ViroPharma’s Confidential Information and Alpharma’s Confidential Information shall collectively be referred to as “Confidential Information”). Both parties will hold Confidential Information of the other party (“Disclosing Party”) in strict confidence and will not use it for purposes other than those set forth in this Agreement. The party receiving the Confidential Information (the “Receiving Party”) will reveal Confidential Information only to those Employees and Employees of Subcontractors who need to know the information to perform under this Agreement and who have executed a confidentiality and non-use undertaking agreement consistent with this Section. The Receiving Party will inform its Employees who have access to Confidential Information of its confidential nature. The Receiving Party is responsible for any unauthorized use or disclosure of Confidential Information by its Employees, its Subcontractors, or its Subcontractors’ Employees.

(b)	Confidential Information shall not include any information which the Receiving Party can show: (a) was in the public domain prior to disclosure to the Receiving Party, or which thereafter came into the public domain without the Fault, or without the breach of any confidentiality obligation by the Receiving Party; or (b) was known by the Receiving Party prior to disclosure as shown by competent evidence; or (c) was disclosed to the Receiving Party by a third party not in violation of any obligations of confidentiality to the Disclosing Party; or (d) is independently developed by employees of the Receiving Party who have not had access to any Confidential Information of the Disclosing Party; or (e) is required to be disclosed by Applicable Law, but only if the Receiving Party gives the Disclosing Party prior written notice in order to allow the Disclosing Party a reasonable opportunity to prevent disclosure or to seek entry of a protective order; or (f) was approved for release by written authorization of the Disclosing Party.

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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(c)	Nothing in this Section gives the Receiving Party any right or license in any patent, trade secret, copyright, trademark or other Intellectual Property of the Disclosing Party, other than to use Confidential Information for purposes of this Agreement.

(d)	Upon written instruction from the Disclosing Party, and consistent with requirements of Applicable Law, the Receiving Party will promptly effect the removal of all copies and instances of Confidential Information from its systems and files and those of its Subcontractors and deliver to the Disclosing Party or otherwise dispose of all Records containing Confidential Information in the Receiving Party’s possession or control.

(e)	The parties’ obligations under this Section shall remain in effect during the term of this Agreement and shall continue for ten (10) years thereafter.

21. AUDIT RECORD CREATION AND RETENTION

(a)	At its own expense, Alpharma will create and maintain all Records required by this Agreement and by Applicable Law that relates to this Agreement and to Alpharma’s performance under this Agreement. Such Records shall also be sufficient to: (A) demonstrate that any and all amounts invoiced to ViroPharma under this Agreement are accurate and proper in both kind and amount; (B) demonstrate the accuracy of any representations or reports submitted to ViroPharma under this Agreement; and (C) enable ViroPharma to comply with Applicable Laws and other legal obligations, to the extent that Alpharma has or reasonably should have knowledge of those Applicable Laws and other legal obligations.

(b)	In creating and maintaining Records, each party will employ standards and practices that are no less rigorous than those employed by prudent, well managed enterprises within their respective countries of domicile that provide types of products similar to those Alpharma provides under this Agreement, and to those that ViroPharma manufactures with those Alpharma or similar types of products. Each party will maintain all of the Records listed above for the longest of the following retention periods that applies: (i) any period prescribed by Applicable Law or stated expressly in this Agreement in another section, (ii) for Records related to invoices, for three (3) years after payment of the invoice by ViroPharma, (iii) for Records related to reports submitted to ViroPharma, for three (3) years after the report is submitted, and (iv) for all Records not addressed by one of the above, for three (3) years after the term of this Agreement.

Access to Records and Facilities

(c)	Subject to Section 20 (Confidentiality) and to subsection (d) of this Section, Each party, as the Audited Party, will allow the other party, as the Auditing Party, to inspect Records the Audited Party is required to create or maintain under this Agreement for the purposes of evaluating and verifying: (i) compliance with the requirements of this Agreement, (ii) compliance with Applicable Law related to this Agreement or to the Audited Party’s performance under this Agreement, (iii) in the case of Alpharma, the accuracy and propriety of any invoice submitted to ViroPharma, and (iv) the accuracy of any representations or reports submitted to the Auditing Party.

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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(d)	During the Audited Party’s regular business hours, and upon [***] advance written notice, the Auditing Party may enter and inspect any premises where Records are maintained or Products are manufactured as the Auditing Party deems necessary to accomplish the evaluations and verifications described in subsection (c) of this Section. The Audited Party will cooperate with the Auditing Party and provide reasonable assistance to the Auditing Party to facilitate the evaluation and inspection, and the Auditing Party will reasonably cooperate with the Audited Party to mitigate disruption to the Audited Party’s operations. In the event that Records are maintained, Products are manufactured, or the Auditing Party’s Property is kept at premises that the Audited Party does not control, the Audited Party will secure rights of entry and inspection sufficient to allow the Auditing Party to exercise its rights under this Section. The Auditing Party, its Employees or its designees may exercise the Auditing Party’s rights of entry and inspection under this Section; provided however that, unless prohibited by Applicable Law, anyone conducting or participating in such an inspection shall be required to execute a confidentiality agreement consistent with the confidentiality provisions of this Agreement. Examples of Persons that the Auditing Party may designate include its independent auditors and representatives of Government Authorities having jurisdiction over the Audited Party or its activities related to this Agreement.

(e)	Quality Audit Findings. Alpharma agrees to cooperate with ViroPharma and to take such other actions as may be reasonably necessary to carry out the purpose and intent of this Agreement with respect to manufacturing quality and capability, including without limitation, developing action plans to address any technical deficiencies noticed by ViroPharma and agreed to by Alpharma in a timely manner.

(f)	For Records generated by Electronic databases, spreadsheets, programs or the like, the Auditing Party’s rights to access and inspection under this Section shall extend to the database, spreadsheet or program that generated the Record as well as the Record itself.

Audit Expenses

(g)	The Auditing Party will pay its own expenses for any inspection of the Records on Audited Party’s premises.

Other provisions

(h)	Records required by this Section may also fall within the definition of legal work product or Alpharma’s Intellectual Capital. The property rights to such Records are established elsewhere in this Agreement, not this Section. The Records may contain ViroPharma’s Confidential Information, in which case Alpharma must satisfy the obligations under the Confidentiality section, in addition to the obligations of this Section.

(i)	Each party’s obligations to maintain Records under this Section are extinguished to the extent that such party properly satisfies an obligation elsewhere in this Agreement to dispose of such Records or to deliver such Records to the other party or otherwise properly disposes of them in accordance with other provisions of this Agreement.

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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22. PUBLICITY AND NONDISCLOSURE

(a)	Neither party will disclose any information about this Agreement, including its existence, nor will it use the name of the other party, such party’s employees or any product of such other party in any press release, advertisement or materials distributed to prospective or existing customers, annual reports or any other public disclosure, except with such other party’s prior written consent or as required by Applicable Law. To the extent allowed by Applicable Law, if either party desires to make a public announcement, such party will provide copies of any proposed disclosure for prior review and comment by the other party’s external corporate communications (public relations) department no less than ten (10) days prior to disclosure. Under no circumstances will either party use the other party’s logo or represent, directly or indirectly, that any product provided by such party has been approved, recommended, certified or endorsed by such other party.

(b)	Any consent given by one party under this Section is revocable by written notice to the other party.

(c)	Notwithstanding anything in this Section 22 and Section 20 to the contrary, ViroPharma may, without the written consent of Alpharma, make mandatory filings or disclosures to the Securities and Exchange Commission required by applicable law that discuss the subject matter of this Agreement or any exhibit or attachment hereto (including without limitation, filing this Agreement and any exhibit or attachment), provided that ViroPharma shall consult with Alpharma before making any such disclosure or filing with reference to Alpharma.

REPRESENTATIONS AND WARRANTIES

23. ALPHARMA’S REPRESENTATIONS AND WARRANTIES

Alpharma represents and warrants that:

(a)	Alpharma is duly organized and in good standing under the laws of the jurisdiction of its formation, and any authorization necessary for making and performing under this Agreement have been given.

(b)	The making and performance of this Agreement do not conflict with Alpharma’s governing documents or any contractual obligation to another.

(c)	Alpharma’s performance under this Agreement (including the manufacture of Product and Alpharma’s employment practices) complies with all Applicable Law.

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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(d)	All Product supplied by Alpharma under this Agreement is or was manufactured in accordance with the Product Specifications, cGMP, the Quality Agreement and all other Applicable Laws.

(e)	All Product supplied by Alpharma under this Agreement will conform to the Product Specifications.

(f)	Alpharma has obtained all permits, licenses and other authorizations which are required under Applicable Law to manufacture the Product. Alpharma is in compliance, and during the term of this Agreement will take all actions necessary to comply, with all terms and conditions of any and all required permits, licenses and authorizations applicable to the manufacture and supply of Product. No Product delivered to ViroPharma pursuant to this Agreement will be manufactured or processed in any equipment that has been used to process animal or human tissue.

(g)	All Products are free from defects in material and workmanship.

(h)	The Product is free from all liens, Claims and encumbrances.

(i)	The manufacture, sale or use of the Products [***] does not infringe any rights (including trademark rights, copyrights, patents, trade secrets, or contractual rights) of any other Person, and any use thereof by ViroPharma or its successors consistent with this Agreement does not infringe such right; provided that such warranty does not extend to the form or function of the finished product into which ViroPharma or its successors may incorporate the Products. This representation and warranty does not apply to infringement arising solely from ViroPharma’s or its successor’s use of the Product in a manner that is contrary to Alpharma’s recommendations, or in combination with other materials.

(j)	EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH ABOVE IN THIS SECTION, ALPHARMA MAKES NO OTHER REPRESENTATION, GUARANTEE OR WARRANTY, EXPRESS OR IMPLIED, OF ANY KIND OR NATURE AND, IN PARTICULAR AND WITHOUT LIMITATION, ALPHARMA EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE WITH RESPECT TO THE PRODUCT SUPPLIED HEREUNDER, WHETHER USED SINGLY OR IN COMBINATION WITH OTHER SUBSTANCES OR IN ANY PROCESS OR OTHERWISE.

24. VIROPHARMA’S REPRESENTATIONS AND WARRANTIES

ViroPharma represents and warrants that:

(a)	It is duly organized and in good standing under the laws of the jurisdiction of its formation, and any authorizations necessary for making and performing this Agreement have been given.

(b)	The making and performance of this Agreement do not conflict with ViroPharma’s governing documents or and contractual obligation to another.

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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RISK ALLOCATION

25. DELIVERY AND RISK OF LOSS

Product will be delivered by Alpharma FOB [***]. Title and risk of loss shall pass to ViroPharma [***].

26. BREACH AND REMEDIES

(a)	Remedies cumulative. Except to the extent that remedies are expressly limited in this Agreement, each party is entitled to all the remedies available to it in law and in equity. The parties do not intend the identification of a particular remedy to limit a party to that remedy unless the language clearly states that the remedy is the sole or exclusive remedy.

(b)	Termination for material breach or bankruptcy.

This Agreement may be terminated immediately upon written notice by either party hereto, if: (1) the other party fails to remedy a material breach of this Agreement within ninety (90) days of written notice of such breach; or (2) the other party shall file a petition for bankruptcy, shall be adjudicated bankrupt, shall take advantage of the insolvency laws of any state, territory or country, or shall have a receiver, trustee, or other court officer appointed for its property.

(c)	Late or Non-delivery of Product. In the event that Alpharma fails to deliver Product on or before the delivery date specified in the applicable Purchase Order that has been accepted by Alpharma in accordance with paragraph 14 and such delay is not the result of a Force Majeure event, ViroPharma shall notify Alpharma of such delay and Alpharma shall provide ViroPharma with the precise date of arrival for the shipment. If ViroPharma, in good faith, cannot accept the new date specified for delivery by Alpharma, or if the shipment fails to arrive within [***] days after the newly specified date to which ViroPharma has agreed, then ViroPharma may cancel all or a portion of the affected order without violating the Minimum Order requirement. The quantities so cancelled will reduce the Minimum Order ViroPharma is required to purchase from Alpharma under this Agreement. In addition, provided that the reason for the delay is caused by Alpharma, Alpharma will reimburse ViroPharma for the difference between ViroPharma’s contract price with Alpharma under this Agreement and the actual cost of any cover product purchased by ViroPharma upon Alpharma’s failure to supply provided that Alpharma shall not, in any event, owe ViroPharma a payment under this subsection (c) which exceeds [***]% of the purchase price of all cancelled orders if such Products had been timely delivered hereunder. This is ViroPharma’s sole and exclusive remedy in respect of late or non-delivery of Product.

(d)	Non-conforming Product. ViroPharma reserves the right to reject Product that does not conform to the Product Specifications. ViroPharma will provide written notice that Product has been rejected within [***] days of receipt of the Product, or within [***]

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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days of discovery of the non-conformity, should it not be evident upon reasonable inspection at the time of delivery. Within [***] days after receipt of such rejection, Alpharma will have the right to inspect such Product at ViroPharma’s facility and, whether or not it conducts such an inspection, Alpharma shall determine within [***] days after receipt of ViroPharma’s written notice whether the Product at issue is non-conforming, following which determination:

(1)	If Alpharma has determined that the rejected Product is non-conforming, it shall accept return of the Product and, at Alpharma’s discretion, either (1) replace the non-conforming Product with new Product meeting the Product Specifications as quickly as possible, or (2) refund the purchase price paid by ViroPharma and ViroPharma’s shipping costs, within [***] days after receipt of ViroPharma’s rejection notice. If Alpharma chooses not to so replace the non-conforming Product, ViroPharma shall have the right to obtain substitute product from another supplier. If ViroPharma exercises that right, it shall so notify Alpharma and shall provide Alpharma with the invoice covering the replacement product. Provided that the reason that the Product was non-conforming is caused by Alpharma, upon receipt of which invoice, Alpharma will reimburse ViroPharma for the difference between ViroPharma’s contract price with Alpharma under this Agreement and the actual cost of the cover product purchased by ViroPharma to replace the non-conforming Product provided that Alpharma shall not, in any event, owe ViroPharma a payment under this subsection (d)(1) which exceeds [***] of the contract price under this Agreement for the returned non-conforming Product. Any non-conforming Product for which Alpharma elects to issue a refund will reduce the Minimum Order ViroPharma is required to purchase from Alpharma under this Agreement, and shall be counted toward ViroPharma’s purchase requirements under Section 9(a) above.

(2)	If Alpharma has determined that the rejected Product conforms to the Product Specifications and if the parties, after good faith discussion for a period of [***] days between their senior managements, are unable to resolve the issue of conformity, then the issue shall be referred to an independent third party expert (“Mediator”) agreeable to both parties for final resolution. If the parties are unable to agree on a Mediator, then each party shall appoint an expert, and the two experts shall jointly appoint a Mediator to finally resolve the issue of conformity. Pending the Mediator’s award, ViroPharma shall have the rights set forth in the preceding subsection 26(d)(1), subject to reimbursement of Alpharma if the Mediator determines that the rejected Product met Product Specifications.

The remedies set forth in this subparagraph 26(d) shall be ViroPharma’s sole remedies for Product that ViroPharma has rejected as non-conforming.

(e)	Equitable relief. Both parties acknowledge that, due to the nature of their respective businesses, monetary damages are inadequate to protect them from any threatened or actual breach of their respective duty to protect the Receiving Party’s Confidential Information and that any breach will cause irreparable harm to the Receiving Party. Accordingly, both parties

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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agree that the Receiving Party shall be entitled to an injunction restraining any breach or threatened breach of Section 20 (Confidentiality) above without having to prove the inadequacy of monetary damages or irreparable harm.

27. INSURANCE

Each party will maintain all the insurance policies listed in the attached Exhibit: Insurance with insurers reasonably acceptable to the other party with limits no less than those in the Exhibit. The policies (whether based on occurrence or Claims made) will cover all material occurrences or accidents arising under this Agreement which are subject to a standard Commercial General Liability policy. Immediately after this Agreement is fully executed, and on the annual renewal date of such policies thereafter, each party will furnish the other party a certificate of insurance evidencing such coverage, and stating that the insurers reflected in such certificate will (at a minimum) endeavor to notify the other party at least thirty (30) days in advance of cancellation. All policies will name the other party as an additional insured and will contain a waiver of subrogation if favor of the other party. The policies will cover Claims arising from the acts or omissions of the respective insureds and anyone for whose acts or omissions they may be liable. In addition to the foregoing requirements, in the event of an assignment of this Agreement by ViroPharma, the assignee shall provide Alpharma, by the end of each calendar quarter, with an updated certificate of insurance evidencing all such coverage and information.

28. INDEMNIFICATION

(a) Indemnification by Alpharma. Alpharma agrees to indemnify, defend and hold harmless ViroPharma, its distributors, affiliates and their respective officers, directors, employees, and agents against any and all (i) third-party Claims, including Claims made against ViroPharma by any of its distributors, and (ii) Losses incurred by any of them, to the extent such Claims and Losses arise out of any non-compliance with the Product Specifications attached as Exhibit: Product Specifications, or out of any breach of a representation, obligation, warranty or covenant hereunder by Alpharma or any negligent or intentionally wrongful act or omission by Alpharma, in connection with the manufacture or delivery of the Product.

(b) Indemnification by ViroPharma. ViroPharma agrees to indemnify, defend and hold harmless Alpharma, its affiliates and their respective officers, directors, employees, and agents against any and all (i) third-party Claims, and (ii) Losses incurred by any of them to the extent such Claims and Losses arise out of any breach of any representation, obligation, warranty or covenant hereunder by ViroPharma, or out of any negligent or intentionally wrongful act or omission by ViroPharma or, except to the extent covered by Section 28(a) (Indemnification by Alpharma) above, in connection with the production, marketing or sale of the finished dosage form of the Product.

(c) Third Party Claims. If either party, including its distributors, affiliates or their respective officers, directors, employees, servants or agents (in each case an “Indemnitee”), receives any written Claim which such Indemnitee believes is the subject of indemnity hereunder by the other party hereto (an “Indemnitor”), the Indemnitee shall promptly give notice thereof to the

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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Indemnitor, provided that the failure to give timely notice to the Indemnitor as contemplated hereby shall not release the Indemnitor from any liability to the Indemnitee unless the Indemnitor demonstrates that the defense of such Claim is prejudiced by such failure (and, in the event of such late notice, the Indemnitor is only responsible for costs incurred after the notice is provided and the Indemnitee is responsible for any increase in costs related to its late notice). The Indemnitor shall have the right, by prompt notice to the Indemnitee, to assume the defense of such Claim at its cost, with counsel reasonably satisfactory to the Indemnitee. If the Indemnitor does not so assume the defense of such Claim or, having done so, does not diligently pursue such defense, the Indemnitee may assume the defense, with counsel of its choice, but at the cost of the Indemnitor. If the Indemnitor so assumes the defense, it shall have absolute control of the litigation; the Indemnitee may, nevertheless, participate therein through counsel of its choice and at its cost. The party not assuming the defense of any such Claim shall render all reasonable assistance to the party assuming such defense, with all reasonable pre-approved out-of-pocket costs of such assistance (which shall not include any costs of time spent) for the account of the Indemnitor. No such Claim shall be settled other than by the party defending the same, and then only with the consent of the other party, which consent shall not be unreasonably withheld; provided that the Indemnitee shall have no obligation to consent to any settlement of any such Claim which imposes on the Indemnitee any liability or obligation which cannot be assumed or performed in full by the Indemnitor.

29. FORCE MAJEURE

Either party will be excused from performing its obligations, other than its obligation to pay monies owed, under this Agreement to the extent that its performance is delayed or prevented by a Force Majeure. To be excused, the party claiming Force Majeure must promptly notify the other party and exercise due diligence to avoid, remove or overcome the Force Majeure, except as set forth below with respect to labor strikes. In the event that Alpharma’s performance is excused because of Force Majeure, and such Force Majeure extends for more than [***] days, ViroPharma’s purchase obligation according to Section 9(a) shall be equitably reduced for the period of time reasonably required for ViroPharma to obtain alternative supplies of Product. The following is a non-exclusive list of examples that may qualify as Force Majeure: fire, explosion, power failure, labor strikes (whether or not the demands of the employees involved are reasonable and within such party’s power to concede), acts of God, natural disasters, war, insurrection, civil strife, government acts and acts of terrorism. This Agreement may be terminated by the party not asserting Force Majeure if an event of Force Majeure with respect to the asserting party shall have continued for [***] days or is reasonably expected to continue for more than [***] days.

GENERAL TERMS AND CONDITIONS

30. INDEPENDENT CONTRACTOR

(a)	In performing its obligations under this Agreement, Alpharma will be acting solely as an independent contractor and not in the capacity of an agent, partner, joint-venturer or in any other such capacity. Neither Alpharma nor ViroPharma will have the authority to bind, commit or incur any liability on behalf of the other party or to otherwise act in any way as agent or representative of the other party, except as specifically set forth herein.

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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(b)	Neither Alpharma, its Employees, and its Subcontractors nor its Subcontractors’ Employees will be considered employees of ViroPharma for any purpose. ViroPharma will not withhold any taxes, pay any Social Security, pay unemployment compensation, or furnish worker’s compensation for any of them, and ViroPharma will not provide any employment benefits to any of them.

31. SUCCESSION, ASSIGNMENT AND DELEGATION

(a)	This Agreement will be binding upon and inure to the benefit of the parties to this Agreement and their respective heirs, executors, administrator, successors and permitted assigns.

(b)	Neither party will, in whole or in part, delegate obligations or duties of performance, or assign rights under this Agreement (other than assignment of Alpharma’s right to receive money) without (1) the other party’s prior written consent, which consent such other party may withhold or condition in its absolute discretion (except that in case of assignment of the entire Agreement in connection with a sale, merger or consolidation involving all or substantially all of a Party’s business related to the Product, the other Party will not unreasonably withhold its consent; and (2) the prior written agreement of the prospective assignee to be bound by the provisions of this Agreement. Any such attempted delegation or assignment without such written consent or without the assignee’s agreement will be void. For the avoidance of doubt, a change of control of either Party shall not be considered attempted delegation or assignment of the Agreement by that Party.

(c)	Should ViroPharma consent to Alpharma’s use of a Subcontractor, Alpharma will be fully responsible to ViroPharma for any portion of the performance of this Agreement by such Subcontractor, to the same extent as if that performance was rendered directly by Alpharma.

32. SEVERABILITY

If a provision of this Agreement is held to be unenforceable, the other provisions will remain in effect. If possible, the offending provision will be modified to the slightest degree necessary to make it enforceable, remaining as close as possible to the parties’ original intent for the provision. If not possible, the offending provision will be stricken.

33. CONTRACT INTERPRETATION

(a)	The meaning of a provision of this Agreement will be considered in context with other provisions of the Agreement.

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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(b)	The following principles apply to the construction of this Agreement unless the construction is plainly contrary to the intent of the parties:

(i)	Where language has a generally prevailing meaning, it is interpreted in accord with that meaning;

(ii)	Technical terms and terms of art are given their technical meaning when used in a transaction within their technical field;

(iii)	Capitalized words and terms are as defined in the attached Exhibit: Definitions or in the text of the main section of this Agreement, as the case may be;

(iv)	Singular words may be treated as plural and plural words may be treated as singular; and

(v)	Masculine gender words may be treated in the feminine and feminine gender words may be treated as masculine.

(c)	In computing any period of time under this Agreement, the day of the act, event, or default from which the designated period of time begins to run is not included. The last day of the period so computed is included, unless it is a Saturday, a Sunday, or a Business Holiday.

34. CHOICE OF LAW

This Agreement shall be governed by and construed in accordance with the laws of New York, disregarding its conflict of laws principles which might otherwise require the application of the laws of another jurisdiction. The parties expressly exclude the United Nations Convention on Contracts for the International Sale of Goods from this Agreement.

35. SURVIVAL

The expiration, termination or cancellation of this Agreement will not extinguish the rights of either party that accrue prior to expiration, termination or cancellation or any obligations that extend beyond termination, expiration or cancellation, either by their inherent nature or by their express terms.

36. EXECUTION IN COUNTERPARTS

This Agreement may be executed in separate identical copies (counterparts), each of which is considered an original, but all of which, when taken together, are one Agreement. Delivery of an executed counterpart by Electronic or facsimile transmission is as effective as delivery of an original written counterpart.

37. NO WAIVER

(a)	No provision of this Agreement is waived unless the waiver is in writing and signed by an authorized representative of the party granting the waiver.

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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(b)	No delay in exercising any right, power or privilege under this Agreement will operate to waive completely or partially any present or future exercise of that right, power or privilege.

38. NOTICE

(a)	Unless specifically directed otherwise in the Agreement, whenever written notice is required by this Agreement, it must be delivered to the attention of the individual indicated below by:

(i)	certified mail, postage pre-paid, return receipt requested;

(ii)	hand delivery;

(iii)	commercial overnight delivery service such as Federal Express or United Parcel Service; or

(iv)	facsimile.

(b)	Either party may change its address for notices by written notice to the other.

(c)	Notice is effective when received. If delivery of any written notice under this Agreement cannot be made despite the exercise of diligent efforts, the requirement to give notice is excused.

If Alpharma gives ViroPharma notice:

Deliver notice to:		Send a copy to:

ViroPharma Incorporated 397 Eagleview Boulevard Exton, PA 19341		ViroPharma Incorporated 397 Eagleview Boulevard Exton, PA 19341

Attention:	Vice President Business Development	Attention:	General Counsel

Facsimile:	(610) 321-6200	Facsimile:	(610) 321-6200

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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If ViroPharma gives Alpharma notice:

Deliver notices to:		Send a copy to:

Alpharma ApS Dalslandsgade 11 P.O. Box 1736 2300 Copenhagen S, Denmark		Alpharma Inc. One Executive Drive Fort Lee, NJ 07024 USA

Attention:	Director, Global Technical Support	Attention:	Director of US Sales

Facsimile:	+45 3264 5505	Facsimile:	201-947-8004

39. INTEGRATED AGREEMENT AND AMENDMENTS

Integrated Agreement

(a)	This Agreement (including any documents referenced by it) is the final, complete and exclusive expression of all the statements, promised, terms and conditions within its scope. This Agreement supersedes all prior agreements or promises, whether written or oral, within its scope, and shall not be modified except by an Amendment as described below in subsection 39(b). Neither party has relied upon any representation whatsoever by the other party, other than representations in this Agreement. No provision set forth in any Purchase Order, order confirmation form or any other writing pertaining to an order placed under this Agreement which is inconsistent with or in addition to the provisions of this Agreement shall be binding on either party except as set forth in an Amendment.

Amendments

(b)	No amendment to this Agreement will be binding on either party unless it is in writing and signed by an authorized representative of each party.

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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Agreed and accepted:

Alpharma Inc.		ViroPharma Incorporated

Signed:	/s/ Patrick Vazquez	Signed:	/s/ Michel de Rosen
Name:	Patrick Vazquez	Name:	Michel de Rosen
Title:	Director of US Sales	Title:	CEO
Date:		Date:	April 13, 2006

Exhibits:

Exhibit A	Definitions

Exhibit B	Quality Agreement

Exhibit C	Product Specifications

Exhibit D	Insurance

Exhibit E	Shipping

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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EXHIBIT A: Definitions

An Affiliate of a party means any entity that controls, is controlled by, or is under common control with that party. One entity is deemed to control the other if and only if it directly or indirectly (1) owns more than fifty percent (50%) of the equity in the other; or (ii) controls more than fifty percent (50%) of the voting rights of the other.

Agreement means the body of this Agreement and any exhibits and amendments to any of them.

Alpharma’s Confidential Information means information that ViroPharma receives from Alpharma in performing under this Agreement that is nonpublic, confidential, or proprietary in nature to Alpharma and includes third party information that Alpharma is obligated to maintain in confidence. The confidential nature of information is not affected by the manner of its communication to or acquisition by ViroPharma, whether by oral, visual, written, Electronic or other means. Alpharma’s Confidential Information does not include information that is excluded from the definition of Confidential Information under the provisions of Section 20(b) in the main section of this Agreement.

Alpharma’s Intellectual Capital means all Intellectual Property owned by Alpharma that was created, developed or reduced to practice prior to Alpharma’s performance under this Agreement.

Alpharma’s Property means any Intellectual Property and other personal property, both tangible and intangible, owned solely or jointly by Alpharma, whether such ownership arises under this Agreement or otherwise.

Applicable Law means any statute, law, treaty, rule, code, ordinance, regulation, permit, interpretation, certificate or order of a Government Authority, or any judgment, decision, decree, injunction, writ, order, subpoena, or like action of any court, arbitrator or other government entity including the U.S. Federal Food, Drug & Cosmetic Act and the food, drug and environmental laws in Denmark.

Annual Reportable Changes means minor changes that have minimal potential to have an adverse effect of the quality, potency or stability of the product. Annual reportable changes are submitted in an annual update.

Business Holiday means any day on which a party to this Agreement is not regularly scheduled to be open for business.

Claim includes claims, demands, lawsuits, administrative proceedings or similar actions.

The Effective Date is the first day the Agreement is in effect, and is specified on the first page of the Master Agreement.

Electronic relates to technology having electrical, digital, magnetic, wireless, optical, electromagnetic, or similar capabilities.

Employee means an officer, director, employee or temporary contract worker.

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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The Expiration Date is the day the term of the Agreement expires if it is not cancelled or terminated sooner.

Fault means any of the following: (1) any breach, whether by act or omission, of a covenant, representation or warranty under this Agreement; (2) negligence or gross negligence; and (3) any willful, wanton, or intentional misconduct.

Force Majeure is any cause that is beyond the party’s reasonable control, as more specifically defined in Section 28.

Government Authority means any state, local or foreign government entity, authority, agency, instrumentality, court, tribunal, regulatory commission or other body, whether legislative, judicial, administrative or executive (or a combination or permutation thereof), and any arbitrator to whom a dispute has been presented under government rule or by agreement of the parties with an interest in such dispute.

Indemnitee is a Person with a right to be indemnified.

Indemnitor is a Person with an obligation to indemnify another Person.

Intellectual Property means all inventions, original expressions of ideas embodied in a tangible form, trademarks, trade secrets, and the like that are afforded (or may be afforded upon action by a Government Authority, such as the United States or other country Patent Office or its equivalent agency) property rights (or quasi-property rights) including patents, copyrights, trademarks, trade secrets, publicity rights, privacy rights, and moral rights (such as rights of attribution and integrity).

ViroPharma’s Confidential Information means information that Alpharma receives from ViroPharma in performing this Agreement that is nonpublic, confidential, or proprietary in nature to ViroPharma and includes third party information that ViroPharma is obligated to maintain in confidence. The confidential nature of information is not affected by the manner of its communication to or acquisition by Alpharma, whether by oral, visual, written, Electronic or other means. ViroPharma’s Information does not include information excluded from the definition of Confidential Information under the provisions of Section 20(b) in the main section of this Agreement.

ViroPharma’s Property means any Intellectual Property and other personal property, both tangible and intangible, owned solely or jointly by ViroPharma, whether such ownership arises under this Agreement or otherwise.

Loss includes losses, damages, liabilities, costs, or expenses (including interest, penalties and, subject to the provisions in Section 28 (Indemnification), reasonable attorney fees, accounting fees, and expert witness fees) recoverable at law or in equity, whether sounding in contract, tort, strict liability or other theory.

Minimum Yield means the minimum yield, if any, specified in the applicable Agreement.

Person includes an individual, partnership, corporation and association.

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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Product means vancomycin HCL.

Product Specifications means the product specifications identified in and attached to this Agreement as Exhibit: Product Specifications.

Quality Agreement means the document attached hereto as Exhibit: Quality Agreement and which sets out the parties respective responsibilities for Product quality.

Record means without limitation, all information, data, text, images, sounds codes, source codes, computer programs, software, data bases or the like, used, created or obtained in the performance of this Agreement, inscribed in tangible medium or stored in and Electronic or other medium and that is retrievable in perceivable form.

Subcontractor means any individual, partnership, corporation, association or other entity that performs any of the obligations of Alpharma under this Agreement, whether in privity to Alpharma or in privity to another Subcontractor.

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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EXHIBIT B: QUALITY AGREEMENT

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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EXHIBIT C: PRODUCT SPECIFICATIONS

Specification for Vancomycin HCl, USP

Tests	Method	Acceptance Criteria
[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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EXHIBIT D: INSURANCE

Policy	Limits
General Liability	[***]

[***]

Umbrella liability following from the above policies	[***]

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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EXHIBIT E: SHIPPING

•	Alpharma will book shipments with:

[***]

or such other carrier as is identified by Alpharma.

•	Shipment Method:

Air or Surface as specified

•	Shipping conditions: (See Quality Agreement)

•	Temperature monitoring: (See Quality Agreement)

•	Ship to address:

Specified on Purchase Order

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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•	Shelf Life of API:

Material should have [***] or more shelf life prior to shipment

•	Shipment Documentation:

Certificate of Analysis for each lot shipped and packing list will accompany each shipment. The Certificate of Analysis results displayed will be as requested by ViroPharma. (See appendix for Quality Agreement)

Upon shipment, Alpharma will fax the following documents to ViroPharma Quality [***] and Supply Director [***] and CMC Director [***]

Certificate of Analysis for each lot shipped

Commercial Invoice

Packing list

•	Quality Control Release: (see Appendix for Quality Agreement)

•	Receipt of Damaged Product:

IAW Section 26 of Agreement

ViroPharma will file claims for lost and damaged product and transportation from Alpharma to OSG Norwich (USA)

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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